EXHIBIT 99

UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

WACHOVIA BANK-COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
SERIES 2003-C8

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.


WBCMT 03-C8: Price/Yield Class A1

----------------------------------------------------------
Balance          $164,790,000    Delay             14
Coupon                3.47600    Dated         11/01/2003
Settle           11/25/2003      First Payment 12/15/2003
----------------------------------------------------------


------------------------------------------------------------------------------------------------------
           Price               0 CPY, 0 CDR      25 CPY, 0 CDR      50 CPY, 0 CDR     75 CPY, 0 CDR
                                   Yield             Yield              Yield             Yield
------------------------------------------------------------------------------------------------------
            100                   3.4624             3.4620            3.4617            3.4612
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
           Spread                   22                 24                25                28
              WAL                  3.800             3.770              3.730             3.690
 WAL for Int Pmts                  2.190             2.170              2.150             2.120
         Mod Durn                  3.471             3.443              3.412             3.375
   Payment Window              Dec03 - Sep08     Dec03 - Sep08      Dec03 - Sep08     Dec03 - Sep08


------------------------------------------------------------------------------------------------------
     2YR                         1.873              1.873             1.873             1.873
     3YR                         2.310              2.310             2.310             2.310
     5YR                         3.311              3.311             3.311             3.311
    10YR                         4.386              4.386             4.386             4.386
    30YR                         5.251              5.251             5.251             5.251
  Prepay                         0 CPY            100 CPY           100 CPY           100 CPY
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
          No Prepays          During any YM      During any YM     During any YM     During any YM
             Default                  0 CDR              0 CDR             0 CDR             0 CDR
       Loss Severity
   Servicer Advances
     Liquidation Lag
 Optional Redemption                Call (N)           Call (N)          Call (N)          Call (N)
------------------------------------------------------------------------------------------------------


(TABLE CONTINUED)
WBCMT 03-C8: Price/Yield Class A1


--------------------------------------------------------------------------------------------------------------------
           Price         100 CPY, 0 CDR      0 CPY, 1 CDR       0 CPY, 2 CDR      0 CPY, 3 CDR      0 CPY, 4 CDR
                              Yield              Yield             Yield              Yield             Yield
--------------------------------------------------------------------------------------------------------------------
            100              3.4603             3.4597             3.4567            3.4533            3.4496
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
           Spread              32                 34                 46                58                72
              WAL             3.590              3.550             3.300              3.050             2.820
 WAL for Int Pmts             2.070              2.090             1.990              1.860             1.730
         Mod Durn             3.294              3.250             3.033              2.819             2.613
   Payment Window         Dec03 - Jun08      Dec03 - Sep08     Dec03 - Sep08      Dec03 - Sep08     Dec03 - Aug08

----------------------------------------------------------------------------------------------------------------------
     2YR                               1.873             1.873              1.873             1.873             1.873
     3YR                               2.310             2.310              2.310             2.310             2.310
     5YR                               3.311             3.311              3.311             3.311             3.311
    10YR                               4.386             4.386              4.386             4.386             4.386
    30YR                               5.251             5.251              5.251             5.251             5.251
  Prepay                             100 CPY             0 CPY              0 CPY             0 CPY             0 CPY
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
          No Prepays           During any YM     During any YM      During any YM     During any YM     During any YM
             Default                   0 CDR             1 CDR              2 CDR             3 CDR             4 CDR
       Loss Severity                                       35%                35%               35%               35%
   Servicer Advances                                      100%               100%              100%              100%
     Liquidation Lag                                        12                 12                12                12
 Optional Redemption                 Call (N)          Call (N)           Call (N)          Call (N)          Call (N)
----------------------------------------------------------------------------------------------------------------------


Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.